                                                                    Exhibit 99.1

              CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Med Diversified, Inc. (the Company) on Form 10-Q for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the Report), the undersigned officer of the Company does hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  February 19, 2003         By:     /s/ Frank P. Magliochetti, Jr.
                                          ---------------------------------
                                  Name:   Frank P. Magliochetti, Jr.
                                  Title:  Chief Executive Officer

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